PLAN INVESTMENT FUND, INC.

SUPPLEMENT DATED OCTOBER 18, 2013

TO THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2013

On October 18, 2013, Murphy Acquisition LLC (“New Merganser”) acquired substantially all of the assets (other than certain excluded assets and categories of assets, such as cash) (the “Transaction”) of Merganser Capital Management, Inc. (“Merganser”). Merganser has acted as the investment adviser for the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio (the “Portfolios”) of Plan Investment Fund, Inc. (the “Fund”). As of the closing of the Transaction, New Merganser adopted Merganser’s name and the current Merganser management and investment team became employees of New Merganser.

As of the closing of the Transaction, New Merganser had approximately $7.4 billion under management for 67 institutional clients. New Merganser has its principal office at 99 High Street, Boston, MA 02110. More than 90% of New Merganser is owned by Providence Equity Partners LLC. The address of Providence Equity Partners LLC is 50 Kennedy Plaza, 18th Floor, Providence, RI 02903.

Because the Transaction constituted an assignment of the Investment Advisory Agreements between the Fund and Merganser (the “Former Advisory Agreements”), it resulted in the termination of the Former Advisory Agreements under the terms of the Former Advisory Agreements, as required by the Investment Company Act of 1940, as amended.

The Fund has entered into new Investment Advisory Agreements with New Merganser with respect to the Portfolios (the “New Advisory Agreements”), which became effective as of the closing of the Transaction. The New Advisory Agreements, which are identical in all substantive respects to the Former Advisory Agreements, were approved by the Participation Certificate holders of the respective Portfolios at a meeting held on October 15, 2013. The New Advisory Agreements, unless sooner terminated in accordance with their terms, continue in effect until April 30, 2014, and may be continued thereafter in accordance with their terms.

Under the New Advisory Agreements, New Merganser is entitled to receive a fee from the Fund, computed daily and payable monthly, based on the average aggregate net assets held in the Portfolios, as follows:

Annual Fee	Aggregate Annual Net Assets
.20%	of the first $250 million
.15%	of the next $250 million
.10%	of amounts in excess of $500 million

Determinations of the amount of the investment advisory fee, and the amount thereof to be charged to the respective Portfolio (which shall be based upon the average net assets held in such Portfolio), shall be made by BNY Mellon Investment Servicing, as Service Agent for the Portfolios.

In connection with the New Advisory Agreements, the Fund, New Merganser and BCS Financial Services Corporation, the Administrator of the Fund (the “Administrator”), entered into a fee waiver agreement (the “New Fee Waiver”) which is identical in all substantive respects to the fee waiver agreement with respect to the Former Advisory Agreements (the “Former Fee Waiver”). Under the New Fee Waiver, New Merganser has agreed to waive the fees otherwise payable to it by the Fund with respect to the Portfolios, so that such fees, computed daily and payable monthly, based on the average aggregate net assets held in the Portfolios, shall be as follows:

Annual Fee	Aggregate Annual Net Assets
.15%	of the first $200 million
.125%	of the next $300 million
.10%	of amounts in excess of $500 million

Determinations of the amount of the investment advisory fee, and the amount thereof to be charged to the respective Portfolio (which shall be based upon the average net assets held in such Portfolio), shall be made by BNY Mellon Investment Servicing, as Service Agent for the Portfolios.

Under the New Fee Waiver, the Administrator has agreed to waive the fees otherwise payable to it, and to reimburse the Fund for expenses attributable to the Portfolios, so that after taking such waiver and reimbursement into account, the expense ratios of each of Portfolios do not exceed .40%. New Merganser and the Administrator cannot terminate the foregoing fee waivers and expense reimbursement agreement prior to October 18, 2014 without the consent of the Board of Trustees of the Fund.

New Merganser may not recover any fees waived with respect to a particular year. The Administrator is entitled to recover, subject to approval of the Board of Trustees of the Fund, fees waived or expenses reimbursed for a period of up to three (3) years from the year in which the Administrator waived such fees and/or reimbursed expenses for the Fund. No recovery will be permitted unless after giving effect thereto, the current expense ratios of each of the Portfolios do not exceed .40%.

The fees payable by each Portfolio under the New Advisory Agreements and the New Fee Waiver are identical to the fees payable under the Former Advisory Agreements and the Former Fee Waiver. The New Advisory Agreements and the New Fee Waiver are being filed as exhibits to the Fund’s registration statement on Form N-1A filed with the Securities and Exchange Commission.

This Supplement should be retained with your Prospectus for future reference.

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